UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 3, 2005

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



        North Carolina                    1-13408               56-1362926
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                      Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principle Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 7.01.  Regulation FD

     On June 3, 2005, Digital Recorders, Inc. (the "Company") announced in a press release that its Annual Meeting of Shareholders was held that day at 10 a.m. (Eastern) at the Radisson Hotel Research Triangle Park in Research Triangle Park, N.C. Shareholders of record at the close of business on Friday, April 15, 2005, were entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof.

     The Company also announced in the press release that during the Annual Meeting, shareholders approved the four proposals put forth for vote.

     Further, the Company also announced that David L. Turney, DRI's Chairman, Chief Executive Officer, and President, reviewed and discussed the Company's fiscal year 2004 results with shareholders immediately following the event.

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     The Company further announced in the press release its slate of directors for 2005-2006.

     A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01.        Financial Statements and Exhibits

(c)      Exhibits.
         99.1     Press release dated June 3, 2005.
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Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               DIGITAL RECORDERS, INC.

Date: June 3, 2005             By:    /s/ DAVID N. PILOTTE
                                      ------------------------------------------
                                      David N. Pilotte
                                      Chief Financial Officer



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INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
------   -----------

  99.1   Press release dated June 3, 2005.